SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) June 19, 2000

                             Universal Bank, N.A.
               (Originator of the Universal Card Master Trust)
                         Universal Card Master Trust
                     (Issuer of the Asset Backed Certificates)
            (Exact name of registrant as specified in its charter)

United States of America        33-93806            58-1885168
(State or Other           (Commission File            (IRS Employer
Jurisdiction of            Number)               Identification
Incorporation)                                               Number)


   200 Brookstone Centre, Suite 110
          Columbus, GA  31904                           31904
(Address of Principal Executive Office)               (Zip Code)


Registrant s telephone number, including area code (706) 562-2200


                               N/A
        (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.        Not Applicable

Item 5.                 The Certificateholder Statements for the month ending
                  May 31, 2000 for the Universal Card Master Trust Series 1995-2, Series 1995-3, Series 1996-1, Series 1996-3, and
                  Series 1997-1 Certificates were distributed on June 19,
                  2000.

Item 6.                 Not Applicable.

Item 7.                 Exhibits.

      The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, and 20.5.

      Exhibit 20.1                 Monthly Servicing Report dated
                                   June 19, 2000 with respect to the
                                   Universal Card Master Trust
                                   Series 1995-2.

      Exhibit 20.2                 Monthly Servicing Report dated
                                   June 19, 2000 with respect to the
                                   Universal Card Master Trust
                                   Series 1995-3.

      Exhibit 20.3 Monthly Servicing Report dated June 19, 2000 with respect to the Universal Card Master Trust
                                    Series 1996-1.

      Exhibit 20.4 Monthly Servicing Report dated June 19, 2000 with respect to the Universal Card Master Trust
                                    Series 1996-3.

      Exhibit 20.5 Monthly Servicing Report dated June 19, 2000 with respect to the Universal Card Master Trust Series 1997-1.




                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNIVERSAL BANK, N.A.



                                          By:  /s/ Meridith Jarrell
                                          Name:  Meridith Jarrell
                                          Title: President & Chief
                                                 Operating Officer

                                 EXHIBIT INDEX


Exhibit                       Description                         Page

20.1                          Monthly Servicing Report dated
                              June 19, 2000 with respect to the
                              Universal Card Master Trust
                              Series 1995-2.

20.2                          Monthly Servicing Report dated
                              June 19, 2000 with respect to the
                              Universal Card Master Trust
                              Series 1995-3.

20.3                          Monthly Servicing Report dated
                              June 19, 2000 with respect to the
                              Universal Card Master Trust
                              Series 1996-1.

20.4                          Monthly Servicing Report dated
                              June 19, 2000 with respect to the
                              Universal Card Master Trust
                              Series 1996-3.

20.5                          Monthly Servicing Report dated
                              June 19, 2000 with
                              respect to the Universal Card Master Trust
                              Series 1997-1.

                   Universal Bank, N.A., Transferor
               Universal Card Services Corp., Servicer

                     Universal Card Master Trust

                For the Due Period Ending May 31, 2000

This Certificate relates to the Due Period ending May 31, 2000 and the related Distribution Date.

A.  Information Regarding the Total Trust

1. Trust Portfolio Yield ......................                      14.79%
       Total Yield Component...................                      18.26%
       Net Credit Loss Component...............                       3.46%
       Recoveries..............................                       0.48%

2. Principal Purchase Rate.....................                      15.65%

3. Principal Payment Rate......................                      16.20%

4. Aggregate Amount of Principal Receivables in the Trust:
     Beginning of Due Period................             $ 13,453,564,013
     Weighted Average (used for mid-month addition)      $              0
     Lump Sum Addition .....................             $              0
     End of Due Period .....................             $ 13,301,489,615
     Transferor's Interest .................             $  2,151,489,615
     Aggregate Invested Amount of all Series:            $ 11,150,000,000

5. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

      Current...................................   $         12,707,559,325
      5-34 days delinquent......................   $            610,183,033
      35-64 days delinquent.....................   $            158,464,754
      65-94 days delinquent.....................   $            100,669,658
      95-124 days delinquent....................   $             76,534,081
      125-154 days delinquent  .................   $             60,354,834
      155-184 days delinquent...................   $             43,342,458

      Current...................................                     92.37%
      5-34 days delinquent  ....................                      4.44%
      35-64 days delinquent ....................                      1.15%
      65-94 days delinquent  ...................                      0.73%
      95-124 days delinquent ...................                      0.56%
      125-154 days delinquent ..................                      0.44%
      155-184 days delinquent ..................                      0.31%
      35+ days delinquent ......................                      3.19%

                        Universal Bank, N.A., Transferor

                    Universal Card Services Corp., Servicer

                           Universal Card Master Trust

                      For the Due Period Ending May 31, 2000

B.    Information Regarding  Group 1

      (Percentage Basis)

1.    Portfolio Yield                                                14.79%

2.    Weighted Average Certificate Rate                               6.55%

3.    Weighted Average Investor Fee Rates                             1.87%





C.    Information Regarding  Group 1

      (Dollars Basis)

1.    Total Investor Collections              $               664,453,034

          Principal Collections               $               607,399,679

          Finance Charge Collections          $                57,053,355


2.    Investor Default Amount                 $                10,823,947

3.    Investor Monthly Interest               $                22,503,602

4.    Investor Monthly Fees                   $                 5,843,750

                        Universal Bank, N.A., Transferor

                    Universal Card Services Corp., Servicer

                           Universal Card Master Trust

                      For the Due Period Ending May 31, 2000

B.    Information Regarding  Group 2

      (Percentage Basis)

1.    Portfolio Yield                                                14.79%

2.    Weighted Average Certificate Rate                               6.01%

3.    Weighted Average Investor Fee Rates                             1.87%





C.    Information Regarding  Group 2

      (Dollars Basis)

1.    Total Investor Collections              $               132,890,607

          Principal Collections               $               121,479,936

          Finance Charge Collections          $                11,410,671


2.    Investor Default Amount                 $                 2,164,789

3.    Investor Monthly Interest               $                 3,777,738

4.    Investor Monthly Fees                   $                 1,168,750

                        Universal Bank, N.A., Transferor

                     Universal Card Services Corp., Servicer

                    Universal Card Master Trust, Series 1995-3
                      For the Due Period Ending May 31, 2000

        This Certificate relates to the Due Period ending May 31, 2000 and the related Distribution Date.

C2.  Information Regarding Series 1995-3

      1.       Total  Investor Collections             $          132,865,004

               Principal Collections                   $          121,479,936

               Reallocated Finance Charge Collections  $           11,385,069

      2.       Investor Default Amount                 $            2,164,789

      3.       Investor Monthly Interest               $            4,475,118

      4.       Investor Monthly Servicing Fee          $            1,168,750

      5.       Excess Finance Charge Collections       $            3,577,114


  *Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3.  Information Regarding Trigger Levels:

  Current Month
     1. Series Adjusted Portfolio Yield - current month               14.75%

     2. Base Rate - current month                                      9.03%

             Coupon Component                                          7.16%

             Servicing Component                                       1.87%

     3. Excess Spread Percentage - current month                       5.72%

  3 Month Averages

     4. Series Adjusted Portfolio Yield - 3 month average             14.05%

     5. Base Rate - 3 month average                                    8.57%

             Coupon Component                                          6.70%

             Servicing Component                                       1.87%

     6. Excess Spread Percentage - 3 month average                     5.48%


                                                          Database:   UCSPROD

                          Universal Bank, N.A., Transferor
                      Universal Card Services Corp., Servicer

                     Universal Card Master Trust, Series 1995-3
                       For the Due Period Ending May 31, 2000

        This Certificate relates to the Due Period ending May 31, 2000 and the related Distribution Date.

D.  Information Regarding Series 1995-3

1a.      Class A Invested Amount                      $          652,500,000

1b.      Class B Invested Amount                      $           45,000,000

1c.      CIA Invested Amount                          $           52,500,000

2a.      Class A Monthly Interest                     $            3,870,616

2b.      Class B Monthly Interest                     $              271,477

2c.      CIA Monthly Interest                         $              333,025

3a.      Balance in the Class A Interest Funding Account $         7,389,359

3b.      Balance in the Class B Interest Funding Account $           518,273

3c.      Balance in the CIA Interest Funding Account     $           333,025

4a.      Class A Investor Charge-offs                    $                 0

4b.      Class B Investor Charge-offs                    $                 0

4c.      CIA Investor Charge-offs                        $                 0

5.       Required Amount                                 $                 0
                                             2
6a.      Class A Principal Deposit to PFA                $                 0
                                             2
6b.      Class B Principal Deposit to PFA                $                 0
                                             2
6c.      CIA Principal Deposit to PFA                    $                 0
                                                     2
7a.      Balance in Class A Principal Funding Account    $                 0
                                                     2
7b.      Balance in Class B Principal Funding Account    $                 0
                                                 2
7c.      Balance in CIA Principal Funding Account        $                 0

   *2
      Applicable during the Accumulation Period and any Early Amortization
   Period.

                        Universal Bank, N.A., Transferor

                     Universal Card Services Corp., Servicer

                   Universal Card Master Trust, Series 1995-3

                     For the Due Period Ending May 31, 2000

        This Certificate relates to the Due Period ending May 31, 2000 and the related Distribution Date.

3
E.  Information Regarding Charge-offs and Distributions to Certificateholders

   1a.   The total amount of the distribution to Class A Certificateholders on
the Payment Date                                            $           0

   1b.   The total amount of the distribution to Class B Certificateholders on
the Payment Date                                            $           0

   1c.   The total amount of the distribution to CIA provider on the Payment
Date                                                        $        333,025

   2a.   The amount of the distribution set forth in item 1a. above in respect
to principal on the Class A Certificates                    $           0

   2b.   The amount of the distribution set forth in item 1b. above in respect
of principal on the Class B Certificates                    $           0

   2c.   The amount of the distribution set forth in item 1c. above in respect
of principal on the CIA                                     $           0

   3a.   The amount of the distribution set forth in item 1a. above in respect
of interest on the Class A Certificates                     $           0

   3b.   The amount of the distribution set forth in item 1b. above in respect
of interest on the Class B Certificates                     $           0

   3c.   The amount of the distribution set forth in item 1c. above in respect
of interest on the CIA                                      $        333,025

   4a.   The amount, if any, by which the outstanding principal balance of the
Class A certificates exceeds the Class A Invested Amount as of the end of the
Record Date with respect to the Payment Date                $           0

  4b.    The amount, if any, by which the outstanding principal balance of the
Class B certificates exceeds the Class B Invested Amount as of the end of
the Record Date with respect to the Payment Date            $           0

   4c.   The amount, if any, by which the outstanding principal balance of the
CIA exceeds the CIA Invested Amount as of the end of the Record Date
with respect to the Payment Date                            $           0

         *3
       The following information, as applicable, is included only on Payment
Date.

                      Universal Bank, N.A., Transferor
                   Universal Card Services Corp., Servicer

                  Universal Card Master Trust, Series 1995-3

                    For the Due Period Ending May 31, 2000

        This Certificate relates to the Due Period ending May 31, 2000 and the related Distribution Date.

        The undersigned, a duly authorized representative of Universal Card Services Corp. ("UCS"), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the "Pooling and Servicing Agreement"), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the "Trustee"), does hereby certify the information set forth below.

                      1. Capitalized terms used in the Certificate have
                         their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

                      2. Universal Card Services Corp. is, as of the date
                         hereof, the Servicer under the Agreement.

                      3. The undersigned is a Servicing Officer.

                      4. This Certificate relates to the Distribution Date
                         occuring on June 19, 2000

                      5. As of the date hereof, to the best
                         knowledge of the undersigned, the
                         Servicer has performed in all material
                         respects all its obligations under the
                         Agreement through the Due Period
                         preceeding such Distribution Date.

                      6. As of the date hereof, to the best knowledge of
                         the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

                      7. As of date hereof, to the best knowledge of
                         the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly
                  executed and delivered this Certificate this 13th day of June 2000
                            Universal Card Services Corp.,
                            Servicer
                            By: /s/ Andrew Lubliner

                                                 Name:      Andrew Lubliner
                                                 Title:  Servicing Officer

                        Universal Bank, N.A., Transferor

                     Universal Card Services Corp., Servicer

                    Universal Card Master Trust, Series 1996-1
                      For the Due Period Ending May 31, 2000

        This Certificate relates to the Due Period ending May 31, 2000 and the related Distribution Date.

C2.  Information Regarding Series 1996-1

      1.       Total  Investor Collections             $          177,101,777

               Principal Collections                   $          161,973,248

               Reallocated Finance Charge Collections  $           15,128,529

      2.       Investor Default Amount                 $            2,886,386

      3.       Investor Monthly Interest               $            5,915,261

      4.       Investor Monthly Servicing Fee          $            1,558,333

      5.       Excess Finance Charge Collections       $            4,769,477


  *Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3.  Information Regarding Trigger Levels:

  Current Month
     1. Series Adjusted Portfolio Yield - current month               14.69%

     2. Base Rate - current month                                      8.97%

             Coupon Component                                          7.10%

             Servicing Component                                       1.87%

     3. Excess Spread Percentage - current month                       5.72%

  3 Month Averages

     4. Series Adjusted Portfolio Yield - 3 month average             13.99%

     5. Base Rate - 3 month average                                    8.51%

             Coupon Component                                          6.64%

             Servicing Component                                       1.87%

     6. Excess Spread Percentage - 3 month average                     5.48%

                                              Database:   UCSPROD

                          Universal Bank, N.A., Transferor
                      Universal Card Services Corp., Servicer

                     Universal Card Master Trust, Series 1996-1
                       For the Due Period Ending May 31, 2000

        This Certificate relates to the Due Period ending May 31, 2000 and the related Distribution Date.

D.  Information Regarding Series 1996-1

1a.      Class A Invested Amount                      $          850,000,000

1b.      Class B Invested Amount                      $          80,000,000

1c.      CIA Invested Amount                          $          70,000,000

2a.      Class A Monthly Interest                     $          4,991,536

2b.      Class B Monthly Interest                     $          479,692

2c.      CIA Monthly Interest                         $          444,033

3a.      Balance in the Class A Interest Funding Account $       9,529,297

3b.      Balance in the Class B Interest Funding Account $       915,775

3c.      Balance in the CIA Interest Funding Account     $       444,033

4a.      Class A Investor Charge-offs                    $            0

4b.      Class B Investor Charge-offs                    $            0

4c.      CIA Investor Charge-offs                        $            0

5.       Required Amount                                 $            0
                                             2
6a.      Class A Principal Deposit to PFA                $            0
                                             2
6b.      Class B Principal Deposit to PFA                $            0
                                             2
6c.      CIA Principal Deposit to PFA                    $            0
                                                     2
7a.      Balance in Class A Principal Funding Account    $            0
                                                     2
7b.      Balance in Class B Principal Funding Account    $            0
                                                 2
7c.      Balance in CIA Principal Funding Account        $            0

   *2
      Applicable during the Accumulation Period and any Early Amortization
   Period.

                        Universal Bank, N.A., Transferor

                     Universal Card Services Corp., Servicer

                   Universal Card Master Trust, Series 1996-1

                     For the Due Period Ending May 31, 2000

        This Certificate relates to the Due Period ending May 31, 2000 and the related Distribution Date.

3
E.  Information Regarding Charge-offs and Distributions to Certificateholders

   1a.   The total amount of the distribution to Class A Certificateholders on
the Payment Date                                            $           0

   1b.   The total amount of the distribution to Class B Certificateholders on
the Payment Date                                            $           0

   1c.   The total amount of the distribution to CIA provider on the Payment
Date                                                        $        444,033

   2a.   The amount of the distribution set forth in item 1a. above in respect
to principal on the Class A Certificates                    $           0

   2b.   The amount of the distribution set forth in item 1b. above in respect
of principal on the Class B Certificates                    $           0

   2c.   The amount of the distribution set forth in item 1c. above in respect
of principal on the CIA                                     $           0

   3a.   The amount of the distribution set forth in item 1a. above in respect
of interest on the Class A Certificates                     $           0

   3b.   The amount of the distribution set forth in item 1b. above in respect
of interest on the Class B Certificates                     $           0

   3c.   The amount of the distribution set forth in item 1c. above in respect
of interest on the CIA                                      $        444,033

   4a.   The amount, if any, by which the outstanding principal balance of the
Class A certificates exceeds the Class A Invested Amount as of the end of
the Record Date with respect to the Payment Date            $           0

  4b.    The amount, if any, by which the outstanding principal balance of the
Class B certificates exceeds the Class B Invested Amount as of the end of
the Record Date with respect to the Payment Date          $             0

   4c.   The amount, if any, by which the outstanding principal balance of the
CIA exceeds the CIA Invested Amount as of the end of the Record Date
with respect to the Payment Date                            $           0

         *3
       The following information, as applicable, is included only on Payment
Date.

                      Universal Bank, N.A., Transferor
                   Universal Card Services Corp., Servicer

                  Universal Card Master Trust, Series 1996-1

                    For the Due Period Ending May 31, 2000

        This Certificate relates to the Due Period ending May 31, 2000 and the related Distribution Date.

        The undersigned, a duly authorized representative of Universal Card Services Corp. ("UCS"), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the "Pooling and Servicing Agreement"), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the "Trustee"), does hereby certify the information set forth below.

                      1. Capitalized terms used in the Certificate have
                         their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

                      2. Universal Card Services Corp. is, as of the date
                         hereof, the Servicer under the Agreement.

                      3. The undersigned is a Servicing Officer.

                      4. This Certificate relates to the Distribution Date
                         occuring on June 19, 2000

                      5. As of the date hereof, to the best
                         knowledge of the undersigned, the
                         Servicer has performed in all material
                         respects all its obligations under the
                         Agreement through the Due Period
                         preceeding such Distribution Date.

                      6. As of the date hereof, to the best knowledge of
                         the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

                      7. As of date hereof, to the best knowledge of
                         the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly
                  executed and delivered this Certificate this 13th day of June 2000
                            Universal Card Services Corp.,
                            Servicer
                            By: /s/ Andrew Lubliner

                                                 Name:      Andrew Lubliner
                                                 Title:  Servicing Officer

                        Universal Bank, N.A., Transferor

                     Universal Card Services Corp., Servicer

                    Universal Card Master Trust, Series 1996-3
                      For the Due Period Ending May 31, 2000

        This Certificate relates to the Due Period ending May 31, 2000 and the related Distribution Date.

C2.  Information Regarding Series 1996-3

      1.       Total  Investor Collections             $          176,995,730

               Principal Collections                   $          161,973,248

               Reallocated Finance Charge Collections  $           15,022,482

      2.       Investor Default Amount                 $            2,886,386

      3.       Investor Monthly Interest               $            5,809,215

      4.       Investor Monthly Servicing Fee          $            1,558,333

      5.       Excess Finance Charge Collections       $            4,794,396


  *Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3.  Information Regarding Trigger Levels:

  Current Month
     1. Series Adjusted Portfolio Yield - current month               14.59%

     2. Base Rate - current month                                      8.84%

             Coupon Component                                          6.97%

             Servicing Component                                       1.87%

     3. Excess Spread Percentage - current month                       5.75%

  3 Month Averages

     4. Series Adjusted Portfolio Yield - 3 month average             13.95%

     5. Base Rate - 3 month average                                    8.47%

             Coupon Component                                          6.60%

             Servicing Component                                       1.87%

     6. Excess Spread Percentage - 3 month average                     5.48%


                                                          Database:   UCSPROD

                          Universal Bank, N.A., Transferor
                      Universal Card Services Corp., Servicer

                     Universal Card Master Trust, Series 1996-3
                       For the Due Period Ending May 31, 2000

        This Certificate relates to the Due Period ending May 31, 2000 and the related Distribution Date.

D.  Information Regarding Series 1996-3

1a.      Class A Invested Amount                      $          850,000,000

1b.      Class B Invested Amount                      $          80,000,000

1c.      CIA Invested Amount                          $          70,000,000

2a.      Class A Monthly Interest                     $          4,887,323

2b.      Class B Monthly Interest                     $          474,650

2c.      CIA Monthly Interest                         $          447,242

3a.      Balance in the Class A Interest Funding Account $       13,921,465

3b.      Balance in the Class B Interest Funding Account $       1,352,033

3c.      Balance in the CIA Interest Funding Account     $       447,242

4a.      Class A Investor Charge-offs                    $            0

4b.      Class B Investor Charge-offs                    $            0

4c.      CIA Investor Charge-offs                        $            0

5.       Required Amount                                 $            0
                                             2
6a.      Class A Principal Deposit to PFA                $            0
                                             2
6b.      Class B Principal Deposit to PFA                $            0
                                             2
6c.      CIA Principal Deposit to PFA                    $            0
                                                     2
7a.      Balance in Class A Principal Funding Account    $            0
                                                     2
7b.      Balance in Class B Principal Funding Account    $            0
                                                 2
7c.      Balance in CIA Principal Funding Account        $            0

   *2
      Applicable during the Accumulation Period and any Early Amortization
   Period.

                        Universal Bank, N.A., Transferor

                     Universal Card Services Corp., Servicer

                   Universal Card Master Trust, Series 1996-3

                     For the Due Period Ending May 31, 2000

        This Certificate relates to the Due Period ending May 31, 2000 and the related Distribution Date.

3
E.  Information Regarding Charge-offs and Distributions to Certificateholders

   1a.   The total amount of the distribution to Class A Certificateholders on
the Payment Date                                            $     13,921,465

   1b.   The total amount of the distribution to Class B Certificateholders on
the Payment Date                                            $      1,352,033

   1c.   The total amount of the distribution to CIA provider on the Payment
Date                                                        $        447,242

   2a.   The amount of the distribution set forth in item 1a. above in respect
to principal on the Class A Certificates                    $           0

   2b.   The amount of the distribution set forth in item 1b. above in respect
of principal on the Class B Certificates                    $           0

   2c.   The amount of the distribution set forth in item 1c. above in respect
of principal on the CIA                                     $           0

   3a.   The amount of the distribution set forth in item 1a. above in respect
of interest on the Class A Certificates                     $     13,921,465

   3b.   The amount of the distribution set forth in item 1b. above in respect
of interest on the Class B Certificates                     $      1,352,033

   3c.   The amount of the distribution set forth in item 1c. above in respect
of interest on the CIA                                      $        447,242

   4a.   The amount, if any, by which the outstanding principal balance of the
Class A certificates exceeds the Class A Invested Amount as of the end of
the Record Date with respect to the Payment Date            $           0

  4b.    The amount, if any, by which the outstanding principal balance of the
Class B certificates exceeds the Class B Invested Amount as of the end of
the Record Date with respect to the Payment Date            $           0

   4c.   The amount, if any, by which the outstanding principal balance of the
CIA exceeds the CIA Invested Amount as of the end of the Record Date
with respect to the Payment Date                            $           0

         *3
       The following information, as applicable, is included only on Payment
Date.

                      Universal Bank, N.A., Transferor
                   Universal Card Services Corp., Servicer

                  Universal Card Master Trust, Series 1996-3

                    For the Due Period Ending May 31, 2000

        This Certificate relates to the Due Period ending May 31, 2000 and the related Distribution Date.

        The undersigned, a duly authorized representative of Universal Card Services Corp. ("UCS"), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the "Pooling and Servicing Agreement"), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the "Trustee"), does hereby certify the information set forth below.

                      1. Capitalized terms used in the Certificate have
                         their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

                      2. Universal Card Services Corp. is, as of the date
                         hereof, the Servicer under the Agreement.

                      3. The undersigned is a Servicing Officer.

                      4. This Certificate relates to the Distribution Date
                         occuring on June 19, 2000

                      5. As of the date hereof, to the best
                         knowledge of the undersigned, the
                         Servicer has performed in all material
                         respects all its obligations under the
                         Agreement through the Due Period
                         preceeding such Distribution Date.

                      6. As of the date hereof, to the best knowledge of
                         the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

                      7. As of date hereof, to the best knowledge of
                         the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly
                  executed and delivered this Certificate this 13th day of June 2000
                            Universal Card Services Corp.,
                            Servicer
                            By: /s/ Andrew Lubliner

                                                 Name:      Andrew Lubliner
                                                 Title:  Servicing Officer

                        Universal Bank, N.A., Transferor

                     Universal Card Services Corp., Servicer

                    Universal Card Master Trust, Series 1997-1
                      For the Due Period Ending May 31, 2000

        This Certificate relates to the Due Period ending May 31, 2000 and the related Distribution Date.

C2.  Information Regarding Series 1997-1

      1.       Total  Investor Collections             $          177,490,523

               Principal Collections                   $          161,973,248

               Reallocated Finance Charge Collections  $           15,517,276

      2.       Investor Default Amount                 $            2,886,386

      3.       Investor Monthly Interest               $            6,304,008

      4.       Investor Monthly Servicing Fee          $            1,558,333

      5.       Excess Finance Charge Collections       $            4,816,992


  *Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3.  Information Regarding Trigger Levels:

  Current Month
     1. Series Adjusted Portfolio Yield - current month               15.22%

     2. Base Rate - current month                                      9.43%

             Coupon Component                                          7.56%

             Servicing Component                                       1.87%

     3. Excess Spread Percentage - current month                       5.79%

  3 Month Averages

     4. Series Adjusted Portfolio Yield - 3 month average             14.09%

     5. Base Rate - 3 month average                                    8.60%

             Coupon Component                                          6.73%

             Servicing Component                                       1.87%

     6. Excess Spread Percentage - 3 month average                     5.48%


                                                          Database:   UCSPROD

                          Universal Bank, N.A., Transferor
                      Universal Card Services Corp., Servicer

                     Universal Card Master Trust, Series 1997-1
                       For the Due Period Ending May 31, 2000

        This Certificate relates to the Due Period ending May 31, 2000 and the related Distribution Date.

D.  Information Regarding Series 1997-1

1a.      Class A Invested Amount                      $          850,000,000

1b.      Class B Invested Amount                      $          80,000,000

1c.      CIA Invested Amount                          $          70,000,000

2a.      Class A Monthly Interest                     $          5,337,292

2b.      Class B Monthly Interest                     $          516,267

2c.      CIA Monthly Interest                         $          450,450

3a.      Balance in the Class A Interest Funding Account $       5,337,292

3b.      Balance in the Class B Interest Funding Account $       516,267

3c.      Balance in the CIA Interest Funding Account     $       450,450

4a.      Class A Investor Charge-offs                    $            0

4b.      Class B Investor Charge-offs                    $            0

4c.      CIA Investor Charge-offs                        $            0

5.       Required Amount                                 $            0
                                             2
6a.      Class A Principal Deposit to PFA                $            0
                                             2
6b.      Class B Principal Deposit to PFA                $            0
                                             2
6c.      CIA Principal Deposit to PFA                    $            0
                                                     2
7a.      Balance in Class A Principal Funding Account    $            0
                                                     2
7b.      Balance in Class B Principal Funding Account    $            0
                                                 2
7c.      Balance in CIA Principal Funding Account        $            0

   *2
      Applicable during the Accumulation Period and any Early Amortization
   Period.

                        Universal Bank, N.A., Transferor

                     Universal Card Services Corp., Servicer

                   Universal Card Master Trust, Series 1997-1

                     For the Due Period Ending May 31, 2000

        This Certificate relates to the Due Period ending May 31, 2000 and the related Distribution Date.

3
E.  Information Regarding Charge-offs and Distributions to Certificateholders

   1a.   The total amount of the distribution to Class A Certificateholders on
the Payment Date                                            $           0

   1b.   The total amount of the distribution to Class B Certificateholders on
the Payment Date                                            $           0

   1c.   The total amount of the distribution to CIA provider on the Payment
Date                                                        $        450,450

   2a.   The amount of the distribution set forth in item 1a. above in respect
to principal on the Class A Certificates                    $           0

   2b.   The amount of the distribution set forth in item 1b. above in respect
of principal on the Class B Certificates                    $           0

   2c.   The amount of the distribution set forth in item 1c. above in respect
of principal on the CIA                                     $           0

   3a.   The amount of the distribution set forth in item 1a. above in respect
of interest on the Class A Certificates                     $           0

   3b.   The amount of the distribution set forth in item 1b. above in respect
of interest on the Class B Certificates                     $           0

   3c.   The amount of the distribution set forth in item 1c. above in respect
of interest on the CIA                                      $        450,450

   4a.   The amount, if any, by which the outstanding principal balance of the
Class A certificates exceeds the Class A Invested Amount as of the end of
the Record Date with respect to the Payment Date            $           0

  4b.    The amount, if any, by which the outstanding principal balance of the
Class B certificates exceeds the Class B Invested Amount as of the end of
the Record Date with respect to the Payment Date             $          0

   4c.   The amount, if any, by which the outstanding principal balance of the
CIA exceeds the CIA Invested Amount as of the end of the Record Date
with respect to the Payment Date                            $           0

         *3
       The following information, as applicable, is included only on Payment
Date.

                      Universal Bank, N.A., Transferor
                   Universal Card Services Corp., Servicer

                  Universal Card Master Trust, Series 1997-1

                    For the Due Period Ending May 31, 2000

        This Certificate relates to the Due Period ending May 31, 2000 and the related Distribution Date.

        The undersigned, a duly authorized representative of Universal Card Services Corp. ("UCS"), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the "Pooling and Servicing Agreement"), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the "Trustee"), does hereby certify the information set forth below.

                      1. Capitalized terms used in the Certificate have
                         their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

                      2. Universal Card Services Corp. is, as of the date
                         hereof, the Servicer under the Agreement.

                      3. The undersigned is a Servicing Officer.

                      4. This Certificate relates to the Distribution Date
                         occuring on June 19, 2000

                      5. As of the date hereof, to the best
                         knowledge of the undersigned, the
                         Servicer has performed in all material
                         respects all its obligations under the
                         Agreement through the Due Period
                         preceeding such Distribution Date.

                      6. As of the date hereof, to the best knowledge of
                         the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

                      7. As of date hereof, to the best knowledge of
                         the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly
                  executed and delivered this Certificate this 13th day of June 2000
                            Universal Card Services Corp.,
                            Servicer
                            By: /s/ Andrew Lubliner

                                                 Name:      Andrew Lubliner
                                                 Title:  Servicing Officer

                        Universal Bank, N.A., Transferor

                     Universal Card Services Corp., Servicer

                    Universal Card Master Trust, Series 1995-2
                      For the Due Period Ending May 31, 2000

        This Certificate relates to the Due Period ending May 31, 2000 and the related Distribution Date.

C2.  Information Regarding Series 1995-2

      1.       Total  Investor Collections             $          132,890,607

               Principal Collections                   $          121,479,936

               Reallocated Finance Charge Collections  $           11,410,671

      2.       Investor Default Amount                 $            2,164,789

      3.       Investor Monthly Interest               $            3,777,738

      4.       Investor Monthly Servicing Fee          $            1,168,750

      5.       Excess Finance Charge Collections       $            4,300,044


  *Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3.  Information Regarding Trigger Levels:

  Current Month
     1. Series Adjusted Portfolio Yield - current month               14.79%

     2. Base Rate - current month                                      7.91%

             Coupon Component                                          6.04%

             Servicing Component                                       1.87%

     3. Excess Spread Percentage - current month                       6.88%

  3 Month Averages

     4. Series Adjusted Portfolio Yield - 3 month average             13.99%

     5. Base Rate - 3 month average                                    7.87%

             Coupon Component                                          6.00%

             Servicing Component                                       1.87%

     6. Excess Spread Percentage - 3 month average                     6.11%

                                                          Database:   UCSPROD

                          Universal Bank, N.A., Transferor
                      Universal Card Services Corp., Servicer

                     Universal Card Master Trust, Series 1995-2
                       For the Due Period Ending May 31, 2000

        This Certificate relates to the Due Period ending May 31, 2000 and the related Distribution Date.

D.  Information Regarding Series 1995-2

1a.      Class A Invested Amount                      $          675,000,000

1b.      Class B Invested Amount                      $          35,625,000

1c.      CIA Invested Amount                          $          39,375,000

2a.      Class A Monthly Interest                     $          3,346,875

2b.      Class B Monthly Interest                     $          181,094

2c.      CIA Monthly Interest                         $          249,769

3a.      Balance in the Class A Interest Funding Account $       3,346,875

3b.      Balance in the Class B Interest Funding Account $       181,094

3c.      Balance in the CIA Interest Funding Account     $       249,769

4a.      Class A Investor Charge-offs                    $            0

4b.      Class B Investor Charge-offs                    $            0

4c.      CIA Investor Charge-offs                        $            0

5.       Required Amount                                 $            0
                                             2
6a.      Class A Principal Deposit to PFA                $            0
                                             2
6b.      Class B Principal Deposit to PFA                $            0
                                             2
6c.      CIA Principal Deposit to PFA                    $            0
                                                     2
7a.      Balance in Class A Principal Funding Account    $            0
                                                     2
7b.      Balance in Class B Principal Funding Account    $            0
                                                 2
7c.      Balance in CIA Principal Funding Account        $            0

   *2
      Applicable during the Accumulation Period and any Early Amortization
   Period.

                        Universal Bank, N.A., Transferor

                     Universal Card Services Corp., Servicer

                   Universal Card Master Trust, Series 1995-2

                     For the Due Period Ending May 31, 2000

        This Certificate relates to the Due Period ending May 31, 2000 and the related Distribution Date.

3
E.  Information Regarding Charge-offs and Distributions to Certificateholders

   1a.   The total amount of the distribution to Class A Certificateholders on
the Payment Date                                            $     3,346,875
   1b.   The total amount of the distribution to Class B Certificateholders on
the Payment Date                                            $       181,094

   1c.   The total amount of the distribution to CIA provider on the Payment
Date                                                        $       249,769

   2a.   The amount of the distribution set forth in item 1a. above in respect
to principal on the Class A Certificates                    $           0

   2b.   The amount of the distribution set forth in item 1b. above in respect
of principal on the Class B Certificates                    $           0

   2c.   The amount of the distribution set forth in item 1c. above in respect
of principal on the CIA                                     $           0

   3a.   The amount of the distribution set forth in item 1a. above in respect
of interest on the Class A Certificates                     $     3,346,875

   3b.   The amount of the distribution set forth in item 1b. above in respect
of interest on the Class B Certificates                     $       181,094

   3c.   The amount of the distribution set forth in item 1c. above in respect
of interest on the CIA                                      $       249,769

   4a.   The amount, if any, by which the outstanding principal balance of the
Class A certificates exceeds the Class A Invested Amount as of the end of
the Record Date with respect to the Payment Date             $           0

  4b.    The amount, if any, by which the outstanding principal balance of the
Class B certificates exceeds the Class B Invested Amount as of the end of
the Record Date with respect to the Payment Date           $             0

   4c.   The amount, if any, by which the outstanding principal balance of the
CIA exceeds the CIA Invested Amount as of the end of the Record Date
with respect to the Payment Date                            $            0

         *3
       The following information, as applicable, is included only on Payment
Date.

                      Universal Bank, N.A., Transferor
                   Universal Card Services Corp., Servicer

                  Universal Card Master Trust, Series 1995-2

                    For the Due Period Ending May 31, 2000

        This Certificate relates to the Due Period ending May 31, 2000 and the related Distribution Date.

        The undersigned, a duly authorized representative of Universal Card Services Corp. ("UCS"), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the "Pooling and Servicing Agreement"), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the "Trustee"), does hereby certify the information set forth below.

                      1. Capitalized terms used in the Certificate have
                         their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

                      2. Universal Card Services Corp. is, as of the date
                         hereof, the Servicer under the Agreement.

                      3. The undersigned is a Servicing Officer.

                      4. This Certificate relates to the Distribution Date
                         occuring on June 19, 2000

                      5. As of the date hereof, to the best
                         knowledge of the undersigned, the
                         Servicer has performed in all material
                         respects all its obligations under the
                         Agreement through the Due Period
                         preceeding such Distribution Date.

                      6. As of the date hereof, to the best knowledge of
                         the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

                      7. As of date hereof, to the best knowledge of
                         the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly
                  executed and delivered this Certificate this 13th day of June 2000
                            Universal Card Services Corp.,
                            Servicer
                            By: /s/ Andrew Lubliner

                                                 Name:      Andrew Lubliner
                                                 Title:  Servicing Officer